UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 9, 2012

Date of Report (Date of earliest event reported)

Amyris, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100, Emeryville, CA 94608

(Address of principal executive offices) (Zip Code)

(510) 450-0761

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On February 9, 2012, Amyris, Inc. (the “Company”) conducted a webcast conference call to discuss updated guidance for 2012 and other related matters. A copy of the script used for this conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. A replay of the webcast is available in the investor relations section of the Company’s website and will remain available for approximately 60 calendar days.

As discussed during the conference call, the Company is in the process of raising additional equity financing. The proposed financing would be a private placement of the Company’s Common Stock at market value under NASDAQ rules. Based on discussions with participating investors, the Company expects to raise approximately $30 million to $60 million in the proposed financing.

The script for the conference call contains forward-looking statements regarding the Company. These forward-looking statements include, among other things, statements regarding future events (such as the Company’s expectations with respect to raising additional equity and debt financing, adding commercial partnerships, and product development, production and sales) that involve risks and uncertainties. These statements are based on the Company’s current expectations and actual results and future events may differ materially due to risks and uncertainties, including those associated with any delays or failures in development, production or commercialization of products, liquidity and ability to fund capital expenditures, reliance on third parties to achieve goals, and other risks detailed in the “Risk Factors” sections of the Company’s annual report on Form 10-K filed on March 14, 2011 and quarterly reports on Form 10-Q filed on May 11, 2011, August 11, 2011 and November 9, 2011. The information provided in the script speaks only as of the date of the conference call and the Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is furnished herewith:

Exhibit Number	Description

99.1	Script for Guidance Update Conference Call Held on February 9, 2012

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: February 10, 2012	By:	/s/ Jeryl Hilleman
Jeryl Hilleman
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Script for Guidance Update Conference Call Held on February 9, 2012